UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 7, 2013


                                SPECIALIZER, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       333-176715             EIN 90-0617781
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


Hebaliang Industry Park Hangkong Road Laifeng Country Enshi
        Autonomous Prefecture, Hubei, China                        445700
     (Address of principal executive offices)                    (Zip Code)


                                 86-718-6288576
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 21, 2012, Specializer Inc. (the "COMPANY") entered into a Stock Purchase Agreement (the "AGREEMENT") with the individuals listed in SCHEDULE A to the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (each individually a "SELLER", and collectively, the "SELLERS"), and Mr. Wenping LUO to the Agreement hereto (a "PURCHASER"). The closing of the transactions (the "CLOSING") contemplated by the Agreement occurred and consummated on January 7, 2013.

     Pursuant to the Agreement, the Sellers sold to the Purchaser, and the Purchaser agrees to purchase from the Sellers, 15,100,000 shares of common stock, par value $0.001 per share (the "COMMON STOCK") of the Company, constituting approximately 78.05% of the issued and outstanding Common Stock, for an aggregate purchase price of $120,000.

     The foregoing description of the Agreement does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     Prior to the Closing, the Sellers owned 15,100,000, or approximately 78.05%, of the issued and outstanding shares of Common Stock and Mr. Simone Bar-Tal served as the President and Director of the Company and Mr. Liby Weinstock served as Secretary, Treasurer and Director of the Company. In connection with the Closing, Mr. Simone Bar-Tal resigned from the President and Director position he held with the Company and Mr. Liby Weinstock resigned from the Secretary, Treasurer and Director of the Company, effective as of the Closing, and the Company appointed Mr. Wenping LUO as sole director and officer of the Company.

     Upon the Closing, the Purchaser collectively owned 78.05% of the issued and outstanding Common Stock. In addition, as of the Closing, Wenping LUO has been appointed as the Director and Chief Executive Officer of the Company effective immediately.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of immediately following the Closing on January 7, 2013, by (i) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) each executive officer and director of the Company, and (iii) all of the Company's executive officers and directors as a group.

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
                                Shares of                    Percent
Name and Address              Common Stock(1)              of Class(2)
----------------              ---------------              -----------
Wenping LUO(3)                  15,100,000                    78.05%

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(1)  Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2) Based on 19,346,000 shares of Common Stock issued and outstanding as of the Closing.

(3) Mr. Simone Bar-Tal has submitted his resignation as the President and Director of the Company, Mr. Liby Weinstock has submitted his resignation as Secretary, Treasurer and Director of the Company, and Mr. Wenping LUO has been appointed as the Company's sole director and officer effective immediately upon the Closing. Mr. Wenping LUO's address is Hebaliang Industry Park, Hangkong Road, Leifeng County, Enshi Autonomous Prefecture, Hubei Province, China;

     The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

     Immediately prior to the Closing, the Company was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) and, following the Closing, will remain a shell company. The Company previously reported the disclosures required to be made in its annual report of Form 10-K filed with the SEC on September 28, 2012 and its quarterly report of Form 10-Q filed with the SEC on November 14, 2012.

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
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     The disclosure set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference. The written resignation letters of the Sellers are filed as Exhibits 17.1, to this Current Report on Form 8-K and are incorporated herein by reference.

     Effective as of January 7, 2013, in connection with the Closing and the resignation of Mr. Simone Bar-Tal as President and Director of the Company and the resignation of Mr. Liby Weinstock as Secretary, Treasurer and Director of the Company, Mr. Wenping LUO has been appointed as the director and Chief Executive Officer of the Company, to hold such office until his successor is appointed and qualified effective immediately upon Closing. Mr. Wenping Luo, age 43, graduated with bachelor degree from Wuhan University in 1998. Mr. Luo has over 20 years of experience in food development, processing, marketing, and wholesale and retail distributions. Mr. Luo has been the founder and chairman of Laifeng Anpulo Food Development Group Co., Ltd since 2005. Laifeng Anpulo Food Development Group Co., Ltd. engages in processing and distribution of branded meat and food products in the People's Republic of China.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits


Exhibit No.                         Description
-----------                         -----------
10.1 Stock Purchase Agreement, dated as of December 21, 2012 and closed on January 7, 2013, by and among the individuals listed in Schedule A to the Purchase Agreement, Specializer Inc, a Nevada corporation (the "Company"), and Mr. Wenping LUO*

17.1          Written resignation letter of Mr. Simone Bar-Tal and Mr. Liby
              Weinstock*

----------
*    Filed herewith

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SPECIALIZER, INC.


Date: January 10, 2013                     By: /s/ Wenping LUO
                                               ---------------------------------
                                           Name:  Wenping LUO
                                           Title: Chief Executive Officer

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